UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 25, 2013

Coyote Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52512	20-5874196
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

1671 SW 105 Lane, Davie, Florida 33324
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (786) 423-1811

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 25, 2013, Howard Lahti resigned as a director of Coyote Resources, Inc., a Nevada corporation (the “Registrant”). Mr. Lahti’s resignation was not as a result of any disagreement between Mr. Lahti and the Registrant or the Registrant’s board of directors on any matter relating to the Registrant’s operations, policies or practices.

Item 9.01 Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

17.1	Resignation of Howard Lahti as a Director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Coyote Resources, Inc.

Date: August 30, 2013	By:	/s/ Guy Martin
Guy Martin President